Regulatory Net Worth Requirements	9 Months Ended
Sep. 30, 2021
Mortgage Banking [Abstract]
Regulatory Net Worth Requirements

NOTE	12 – REGULATORY NET WORTH REQUIREMENTS
Certain secondary market agencies and state regulators require UWM to maintain minimum net worth and capital requirements to remain in good standing with the agencies. Noncompliance with an agency’s requirements can result in such agency taking various remedial actions up to and including terminating UWM’s ability to sell loans to and service loans on behalf of the respective agency.
In accordance with the
regulatory requirements of HUD, governing
non-supervised,
direct endorsement mortgagees, UWM is required to maintain a minimum net worth (as defined by HUD) of $2.5 million. At September 30, 2021, UWM exceeded the regulatory net worth requirement and had a net worth (as defined by HUD) of
$3.1 billion.
UWM is required to maintain a minimum net worth, minimum capital ratio and minimum liquidity requirements established by Ginnie Mae, Freddie Mac and Fannie Mae. As of September 30, 2021, the most restrictive of the these requirements require UWM to maintain a minimum net worth of $714.8 million, liquidity of $94.7 million and a minimum capital ratio of 6%
. At September 30, 2021, UWM exceeded all of these requirements for all three of these entities.